UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2005

SCHICK TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

State of Delaware	000-22673	11-3374812
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

30-00 47th Avenue

Long Island City, New York 11101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 937-5765

(Former Name or Former Address, if

Changed Since Last Report)

ITEM 1.01. AMENDMENT TO A MATERIAL DEFINITIVE AGREEMENT

On July 1, 2005, Schick Technologies, Inc. (“Schick”) and Patterson Companies, Inc. (“Patterson”) executed an amended exclusive distribution agreement. Since May 1, 2000, Patterson has been the exclusive distributor of Schick’s complete line of CDR® digital dental products in the U.S. and Canada and has played a key role in the promotion, sale, installation, service and support of Schick’s digital product line throughout North America.

The amendment extends the term of the companies’ exclusive distribution agreement to December 31, 2007, and it addresses issues relating to pricing, product return policy, termination, annual minimum purchase quotas and preferred vendor designation.

A copy of the Company’s press release, announcing the amendment of the exclusive distribution agreement between Schick and Patterson, is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1:	Press Release, dated July 7, 2005, issued by Schick Technologies, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHICK TECHNOLOGIES, INC.
(Registrant)

Date:	July 7, 2005
By: /s/ Zvi N. Raskin
Zvi N. Raskin
Secretary and General Counsel